UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 6, 2016

CATALENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36587	20-8737688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)
(732) 537-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 6, 2016, Stephen Leonard, the Senior Vice President, Global Operations of Catalent, Inc. (“Catalent”), informed Catalent that he was resigning his position, effective immediately, and would assume the position of Senior Advisor until he leaves Catalent’s employ at a date still to be decided but no later than February 28, 2017, in order to pursue other opportunities. Following his departure, Mr. Leonard will be entitled to receive the payments set forth in the severance agreement he signed at the time that he joined Catalent. Alessandro Maselli, the Vice President, Operations for Drug Delivery Solutions, Europe, will assume the role of Senior Vice President, Global Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALENT, INC.

Date: September 12, 2016	By:	/s/ STEVEN FASMAN
	Name:	Steven Fasman
	Title:	Senior Vice President and General Counsel